                                                                    Exhibit 10.4

                                                                  EXECUTION COPY

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                         TRANSFER RESTRICTIONS AGREEMENT

                                      among

                       SMM CERRO VERDE NETHERLANDS, B.V.,
                                as a Shareholder,

                     COMPANIA DE MINAS BUENAVENTURA S.A.A.,
                                as a Shareholder,

                          CYPRUS CLIMAX METALS COMPANY,
                                as a Shareholder,

                        SUMITOMO METAL MINING CO., LTD.,
                                  as a Parent,

                              SUMITOMO CORPORATION,
                                  as a Parent,

                            PHELPS DODGE CORPORATION,
                                  as a Parent,

                    JAPAN BANK FOR INTERNATIONAL COOPERATION,
                          as a Senior Facility Lender,

                      SUMITOMO MITSUI BANKING CORPORATION,
                 as a Lead JBIC Arranger and Global Coordinator,

                       THE BANK OF TOKYO-MITSUBISHI, LTD.,
                            as a Lead JBIC Arranger,

                                      KfW,
                          as a Senior Facility Lender,

                             CALYON New York Branch,
       as a Senior Facility Lender, Lead Arranger and Global Coordinator,

                         THE ROYAL BANK OF SCOTLAND PLC,
                 as a Senior Facility Lender and Lead Arranger,

                            THE BANK OF NOVA SCOTIA,
                 as a Senior Facility Lender and Lead Arranger,

                          MIZUHO CORPORATE BANK, LTD.,
                 as a Senior Facility Lender and Lead Arranger,

                                       and

                             CALYON New York Branch,

                             as Administrative Agent

                         Dated as of September 30, 2005

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

                                TABLE OF CONTENTS

                                                                             Page
                                                                             ----
                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

1.01 Definitions..........................................................     3
1.02 Interpretation.......................................................     3

                                   ARTICLE II

                              TRANSFER RESTRICTIONS

2.01 General Covenants....................................................     4
2.02 Permitted Transfers..................................................     4
2.03 Involuntary Transfers................................................     6
2.04 Effect on Security Interests.........................................     6
2.05 Expropriation Compensation...........................................     6

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

3.01 Representations and Warranties of the Shareholders and the Parents...     7

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01 Termination of Agreement.............................................     8
4.02 Accession............................................................     8
4.03 GOVERNING LAW........................................................     8
4.04 Severability.........................................................     8
4.05 Notices..............................................................     8
4.06 Benefits of Agreement................................................     9
4.07 Execution in Counterparts............................................     9
4.08 Consent to Jurisdiction..............................................    10
4.09 Amendments...........................................................    10
4.10 Effectiveness........................................................    11
4.11 No Trial by Jury.....................................................    11
4.12 No Partnership.......................................................    11
4.13 Expenses.............................................................    11

                         TRANSFER RESTRICTIONS AGREEMENT

     This TRANSFER RESTRICTIONS AGREEMENT (this "Agreement"), dated as of September 30, 2005, is made among:

     SMM CERRO VERDE NETHERLANDS B.V., a corporation organized under the laws of Netherlands (the "Sumitomo Participant"),

     COMPANIA DE MINAS BUENAVENTURA S.A.A., a Peruvian sociedad anonima abierta ("BVN"),

     CYPRUS CLIMAX METALS COMPANY, a corporation organized under the laws of the State of Delaware (the "PD Participant", and together with the Sumitomo Participant and BVN, the "Shareholders"),

     SUMITOMO METAL MINING CO., LTD., a corporation organized under the laws of Japan ("SMM"),

     SUMITOMO CORPORATION, a corporation organized under the laws of Japan
("SC"),

     PHELPS DODGE, a corporation organized under the laws of New York ("PDC" and, together with SMM and SC, the "Parents"),

     JAPAN BANK FOR INTERNATIONAL COOPERATION, a Japanese government financial institution organized under the laws of Japan ("JBIC"), in its capacity as a Senior Facility Lender,

     SUMITOMO MITSUI BANKING CORPORATION, a stock corporation organized under the laws of Japan, as lead JBIC arranger and Global Coordinator ("SMBC"),

     THE BANK OF TOKYO-MITSUBISHI, LTD., a banking institution organized under the laws of Japan, as lead JBIC arranger ("BOT-M" and together with SMBC, in their capacity as lead JBIC arrangers, the "Lead JBIC Arrangers"),

     KfW, a public corporation formed under the laws of the Federal Republic of Germany ("KfW"), in its capacity as a Senior Facility Lender,

     CALYON New York Branch, a licensed branch of a banking corporation organized and existing under the laws of the French Republic ("Calyon"), in its capacity as a Senior Facility Lender, Lead Arranger and Global Coordinator,

     THE ROYAL BANK OF SCOTLAND PLC, a Public Limited Company formed under the laws of Scotland ("RBS"), in its capacity as a Senior Facility Lender and Lead Arranger,

     THE BANK OF NOVA SCOTIA, a Canadian chartered bank, organized under the laws of Canada ("Scotia Capital"), in its capacity as a Senior Facility Lender and Lead Arranger,

     MIZUHO CORPORATE BANK, LTD., a banking institution organized under the laws of Japan ("Mizuho", and collectively with Calyon, RBS and Scotia Capital, the "Commercial Banks"), in its capacity as a Senior Facility Lender and Lead Arranger, and

     CALYON New York Branch, a licensed branch of a banking corporation organized and existing under the laws of the French Republic, as Administrative Agent for the Senior Lenders (in such capacity, the "Administrative Agent").

                                    WHEREAS:

     A. Sociedad Minera Cerro Verde S.A.A. (the "Borrower") proposes to incur Senior Loan Obligations in order to develop the Sulfide Project at its existing Mines in the District of Uchumayo and Yarabamba, Province of Arequipa, Republic of Peru;

     B. On the date hereof, JBIC has entered into the JBIC Loan Agreement with Borrower, KfW has entered into the KfW Loan Agreement with Borrower and the Commercial Banks have entered into the Commercial Banks Loan Agreement with Borrower. Each such agreement reflects, among other terms, (i) the commitment of each Senior Facility Lender that is a party thereto to make from time to time Advances to the Borrower in an amount up to its Aggregate Committed Amount and
(ii) the Borrower's agreement to repay such Advances with interest;

     C. On the date hereof, the Borrower, JBIC, the JBIC Lead Arrangers, KfW, the Commercial Banks, the Lead Arrangers, the Global Coordinators and the Administrative Agent have entered into the Master Participation Agreement dated as of the date hereof (the "Master Participation Agreement" or "MPA"), which sets forth various terms for the financing of the development of the Sulfide Project; and

     D. The Shareholders and the Parents have authorized the execution and delivery of this Agreement to undertake specified obligations to induce the Senior Facility Lenders to make Senior Loans to the Borrower.

     NOW, THEREFORE, in consideration of the execution of the Master Participation Agreement and the Senior Facility Loan Agreements by the Senior Facility Lenders, to induce the Senior Facility Lenders to make Senior Facility Loans thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Shareholders, each of the Parents, each of the Lead JBIC Arrangers, each of the Senior Facility Lenders and the Administrative Agent (each a "TRA Party" and collectively, the "TRA Parties", which term shall also include any Replacement Lender or Bridge Loan Provider after such Replacement Lender or Bridge Loan Provider has become a party to this Agreement pursuant to Section 4.02) agree as follows:

                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION

     1.01 Definitions. Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement among the Borrower, the Senior Lenders, the Lead JBIC Arrangers, the Global Coordinators, the Lead Arrangers, the Administrative Agent, the Trustee, the Offshore Collateral Agent and the Onshore Collateral Agent dated as of the date hereof.

     1.02 Interpretation. In this Agreement, except to the extent that the context otherwise requires:

          (a) the Table of Contents, Articles and Section headings are for convenience of reference only and shall not affect the interpretation of this Agreement;

          (b) unless otherwise specified, references to Articles, Sections, clauses and Appendices are references to Articles, Sections and clauses of, and Appendices to, this Agreement;

          (c) references to any document or agreement, including this Agreement, shall be deemed to include references to such document or agreement as amended, supplemented or replaced and in effect from time to time in accordance with its terms and subject to compliance with the requirements set forth herein and therein;

          (d) references to any party to this Agreement or any other document or agreement or to any other Person shall include its successors and permitted assigns;

          (e) when used in this Agreement, the words "including", "includes" and "include" shall be deemed to be followed in each instance by the words "without limitation";

          (f) when used in this Agreement, the words "herein", "hereby", "hereunder", "hereof", "hereto", "hereinbefore", and "hereinafter", and words of similar import, shall refer to this Agreement in its entirety and not to any particular section, subsection, paragraph, sub-paragraph, clause or other subdivision, exhibit, schedule or appendix of this Agreement; and

          (g) when used herein, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders, unless the context requires otherwise.


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

                                   ARTICLE II

                              TRANSFER RESTRICTIONS

     2.01 General Covenants.

     (a) Except as permitted by or provided for in Section 2.02 of this Agreement, no Shareholder shall sell, assign, convey, transfer or otherwise dispose of, or directly or indirectly mortgage, pledge or otherwise create or suffer to exist a lien, charge or other encumbrance or security interest in (collectively, "Transfer") (i) any of the Common Stock owned, directly or indirectly, by such Shareholder, at any time (such Shareholder's "Restricted Common Stock") or (ii) any Subordinated Loan held by such Shareholder.

     (b) PDC shall, directly or indirectly, wholly own and Control (i) the PD Participant, (ii) any Affiliate of PDC that holds Subordinated Loans made to the Borrower and (iii) any PD Affiliate Transferee, in each case, for so long as such Person holds Restricted Common Stock or Subordinated Loans. PDC shall not, and shall cause each Affiliate of PDC that holds Subordinated Loans made to the Borrower not to, Transfer such Subordinated Loans except in a Transfer that would be authorized pursuant to Section 2.02 below (applied mutatis mutandis to PDC or to such Affiliate).

     (c) SMM and SC shall collectively, directly or indirectly, wholly own and Control (i) the Sumitomo Participant, (ii) any Affiliate of SMM and SC that holds Subordinated Loans made to the Borrower and (iii) any Sumitomo Affiliate Transferee for so long as such Person holds Restricted Common Stock or Subordinated Loans. SMM and SC shall not, and shall cause each Affiliate of SMM and SC that holds Subordinated Loans made to the Borrower not to, Transfer such Subordinated Loans except in a Transfer that would be authorized pursuant to
Section 2.02 below (applied mutatis mutandis to SMM, SC or such Affiliate).

     (d) BVN shall, directly or indirectly, wholly own and Control (i) any Affiliate of BVN that holds Subordinated Loans made to the Borrower, and (ii) any BVN Affiliate Transferee, in each case, for so long as such Person holds Restricted Common Stock or Subordinated Loans. BVN shall not, and cause each Affiliate of BVN that holds Subordinated Loans made to the Borrower not to, Transfer such Subordinated Loans except in a Transfer that would be authorized pursuant to Section 2.02 below (applied mutatis mutandis to BVN or such Affiliate).

     2.02 Permitted Transfers.

     (a) Each Shareholder may Transfer all or any part of (i) its Restricted Common Stock or (ii) its interest in any Subordinated Loan, to any of its Affiliates (such transferee, an "Affiliate Transferee"), that (x) in the case of BVN is wholly owned, directly or indirectly, and Controlled by BVN and (y) in the case of the PD Participant is wholly owned, directly or indirectly, and Controlled by PDC and (z) in the case of the Sumitomo Participant is wholly owned, directly or indirectly, and Controlled by SMM and SC, collectively, provided, in each case, that such Affiliate Transferee shall first agree in writing to be bound by the obligations of the transferring Shareholder under this Agreement. Thereupon, such Affiliate Transferee shall be entitled to the same rights and be subject to the same restrictions as a Shareholder, with respect to subsequent assignments of Restricted Common Stock and Subordinated Loans by such Affiliate Transferee.

     (b) BVN and any BVN Affiliate Transferee may Transfer, after the Completion Release Date and with the prior written consent of the Administrative Agent (acting upon instructions of the Supermajority Facility Lenders), (i) Restricted Common Stock representing in the aggregate up to 49% of BVN's ownership of Restricted Common Stock held on the date hereof or (ii) up to 49%, in the aggregate, of the total then-outstanding Subordinated Loans made by BVN and its Affiliates to the Borrower.

     (c) The PD Participant and any PD Affiliate Transferee may Transfer, after the Completion Release Date and with the prior written consent of the Administrative Agent (acting upon instructions of the Supermajority Facility Lenders),

          (i) any of its Restricted Common Stock so long as such Transfer (x) does not reduce the aggregate ownership of Restricted Common Stock of the PD Participant and the PD Affiliate Transferees below 50.1% of the then-outstanding Common Stock of the Borrower (on a fully diluted basis) and (y) does not impair PDC's possession, directly or indirectly, of Control of the Borrower, or

          (ii) any of its interest in any Subordinated Loan so long as such Transfer does not reduce the aggregate interest of PDC and of its directly or indirectly wholly owned Affiliates below 50.1% of the total then-outstanding Subordinated Loans made to the Borrower.

     (d) Subject to the prior written consent of each of JBIC (in its sole discretion) and the Administrative Agent (acting upon instructions of the Supermajority Facility Lenders), the Sumitomo Participant and any Sumitomo Affiliate Transferee may Transfer, after the Completion Release Date, (i) Restricted Common Stock representing in the aggregate up to 49% of the Sumitomo Participant's ownership of Restricted Common Stock on the date hereof and (ii) up to 49%, in the aggregate, of the total then-outstanding Subordinated Loans made by the Sumitomo Participant and its Affiliates to the Borrower.

     (e) Each Senior Facility Lender agrees that its consent to a Transfer of Restricted Common Stock pursuant to this Section 2.02 shall not be unreasonably withheld by it (taking due account of the particular circumstances applicable to such Senior Facility Lender by reason of such Senior Facility Lender's nature or status or otherwise).

     (f) Each Shareholder shall (i) pledge its Restricted Common Stock pursuant to the Sponsors Share Pledge and Transfer such Restricted Common Stock subject to such Sponsors Share Pledge and (ii) pledge its Subordinated Loans pursuant to the Security Documents.


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

     (g) No Transfer under this Section 2.02 shall be effective unless the transferee (as permitted herein) assumes in writing all of the obligations of the transferor under this Agreement and the Financing Documents with respect to the Restricted Common Stock or Subordinated Loans being transferred. A Transfer permitted hereunder shall not affect the obligations (if any) of the transferor, its Parent Company or its Affiliates under any Project Documents to which they are a party.

     (h) Each Shareholder and each Affiliate Transferee may Transfer all or any part of (i) its Restricted Common Stock or (ii) its interest in any Subordinated Loan, in circumstances not contemplated under Section 2.02(a) through (d) with the prior consent of each Senior Facility Lender.

     2.03 Involuntary Transfers. A Transfer (i) which is not permitted under
Section 2.02 and which is not otherwise permitted under this Agreement, (ii) which results from any actions by any Person other than the transferor or an Affiliate thereof and (iii) as to which neither the transferor nor any of its Affiliates has consented in writing, shall not result in a breach by such transferor of its obligations under this Agreement unless such Transfer is not reversed within 90 days of the occurrence thereof; provided that for the purpose of any determination as to whether a JBIC Event of Default has occurred pursuant to Section 10.01(c)(ii) of the JBIC Loan Agreement, the foregoing shall only apply to Transfers of ownership of Restricted Common Stock and Subordinated Loans if JBIC in its reasonable judgment believes that the conditions set forth in (ii) and (iii) above are satisfied.

     2.04 Effect on Security Interests. Notwithstanding any other provision of this Article II, no Transfer which could reasonably be expected to have a material adverse effect on the security interests created or purported to be created, for the benefit of the Senior Facility Lenders, by or pursuant to the Master Security Agreement, in the Restricted Common Stock or the Subordinated Loans shall be made or become effective for any purpose whatsoever unless (i) the prior written consent of all Senior Facility Lenders shall have been obtained, (ii) the transferee shall have delivered to the Administrative Agent, on behalf of the Senior Lenders, (x) a written consent and acknowledgment to the security interest of the Senior Lenders in the Restricted Common Stock or the Subordinated Loans, as the case may be, and (y) an opinion from Peruvian counsel (as to matters of Peruvian law) or New York counsel (as to matters of NY law), to the effect that, upon completion of such Transfer the Onshore Collateral Agent will hold a valid and perfected security first priority security interest over the Restricted Common Stock or the Subordinated Loans so transferred and
(iii) upon completion of such Transfer, the Administrative Agent is provided with evidence that any necessary filings and/or registrations were made.

     2.05 Expropriation Compensation. Except as may be otherwise agreed by the Administrative Agent, JBIC, KfW and each of the Parents with respect to itself, each of the Parents and the Shareholders agree that, in the event that either it or any of its subsidiaries (other than the Borrower) directly receives expropriation compensation from any Peruvian Governmental Authority with respect to the relevant Shareholder's interests in the Borrower or Subordinated Loans made to the Borrower, it shall promptly deposit, or shall cause to be promptly deposited into an account of such Parent or Shareholder pledged to the Offshore Collateral Agent for the benefit of the Senior Facility Lenders (the "Pledged Account") a portion of such expropriation compensation equal to its Pro Rata Obligations (as defined below). For purposes hereof, "Pro Rata Obligations" means an amount equal to the product of any and all Senior Facility Loan Obligations then outstanding under the Financing Documents and the Pro Rata Share of the relevant Parent or Shareholder. Following the delivery by the Requisite Lenders of a Borrower Enforcement Direction, in accordance with the terms of the Master Security Agreement, proceeds standing to the credit of the Pledged Account shall be applied to repay the Senior Facility Loan Obligations or, at the expropriated party's election, to purchase Senior Facility Loan Obligations pro rata among the Senior Facility Lenders. Notwithstanding anything else herein, the Parents and the Shareholders retain any and all rights to compensation received from any insurer with respect to any expropriatory action relating to the Shareholders' equity interest in the Borrower.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     3.01 Representations and Warranties of the Shareholders and the Parents. Each Shareholder and each Parent represents and warrants to each Senior Facility Lender with respect to itself that:

     (a) Organization. It is a corporation duly organized, validly existing and is in good standing under the laws of the jurisdiction of its incorporation referred to in the recital of the parties at the beginning of this Agreement.

     (b) Authority. It has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder in accordance with the terms provided herein.

     (c) Binding Agreement. This Agreement has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     (d) Consents and Approvals for this Agreement. All Governmental Approvals which are necessary for the execution and delivery by it of this Agreement and the performance of its obligations hereunder have been obtained and are in full force and effect.

     (e) Conflicts. There is no provision of law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its organizational documents and no provision of any mortgage, indenture, contract or agreement binding on it or affecting its properties, which would prohibit, conflict with or in any way prevent its execution, delivery, or performance of the terms of this Agreement.

     (f) No Immunity. Neither it nor any of its properties has any immunity from jurisdiction of any court or from any legal process (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

     (g) No Legal Proceedings. There are no actions, suits or proceedings pending or, to its knowledge, threatened against or affecting it or any of its assets that could, if determined adversely, reasonably be expected to (i) materially and adversely affect its ability to perform any of its obligations under this Agreement or (ii) render this Agreement unenforceable.

     (h) Ownership of Common Stock. It owns (i) in the case of BVN, 63,833,717 Common Stock of the Borrower, representing a 18.235% interest (on a fully diluted basis) in Borrower's equity, (ii) in the case of the PD Participant, 187,500,306 Common Stock of the Borrower, representing a 53.563% interest (on a fully diluted basis) in Borrower's equity, and (iii) in the case of the Sumitomo Participant 73,511,763 Common Stock of the Borrower, representing a 21.000% interest (on a fully diluted basis) in Borrower's equity.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.01 Termination of Agreement.

     (a) This Agreement shall terminate upon expiration of Commitments and the full payment of all Senior Loan Obligations owed to the Senior Facility Lenders; and

     (b) Upon the termination of this Agreement, all of the obligations of each of the TRA Parties or the TRA Parties with respect to whom the Agreement shall have terminated shall terminate, and no such TRA Party or TRA Parties shall have any further liability to the Senior Facility Lenders or the Administrative Agent in respect hereof.

     4.02 Accession. A Replacement Lender or a Bridge Loan Provider, as the case may be, may become a party to this Agreement by entering into a New Party Accession Agreement.

     4.03 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     4.04 Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the parties hereto agree to the fullest extent they may effectively do so that the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     4.05 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or sent by electronic mail (with written confirmation of receipt, which confirmation may be by facsimile transmission) (provided that a notice sent by electronic mail shall be duly given only at the time the facsimile transmission confirming the same is sent) or facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a TRA Party at its address and facsimile transmission numbers as indicated below or to such other address as may be furnished for this purpose by such TRA Party at:

     If to the Sumitomo Participant, SMM or SC, at:

          SMM Cerro Verde Netherlands B.V.
          c/o Sumitomo Metal Mining Co., Ltd.
          11-3, 5-Chome Shimbashi,
          Minato-ku, Tokyo 105
          Japan
          Attention: General Manager, Mineral Resources Division
          Telecopier (Fax): (81)-3-3436-7997

     If to the PD Participant or PDC, at:

          One N. Central Avenue
          Phoenix, Arizona  85004
          Attention: General Counsel
          Telecopier (Fax): (602) 366-7321

     If to BVN, to it at:

          Cia. De Minas Buenaventura S.A.A.
          Carlos Villaran 790
          Urb, Santa Catalina, Lima 13, Peru
          Attention: President
          Telecopier: (51)-1-471-7349

     If to a Senior Facility Lender or to the Administrative Agent, at the address or electronic mail or facsimile numbers set forth in Section 12.10 of the Master Participation Agreement.

     4.06 Benefits of Agreement. Nothing in this Agreement, express or implied, shall give to any Person, other than the TRA Parties and their successors and permitted assigns, any benefit or any legal or equitable right or remedy under this Agreement.

     4.07 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

     4.08 Consent to Jurisdiction.

     (a) Each Shareholder and each Parent hereby irrevocably consents and agrees, for the benefit of each TRA Party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement may be brought in any Federal or State court located in New York County in the City of New York and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each such court with respect to any such action, suit or proceeding. Each Shareholder and each Parent hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

     (b) Each Shareholder and each Parent hereby irrevocably appoints CT Corporation, with offices at the date of this Agreement at 111 Eighth Avenue, New York, New York, U.S.A., as its authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought in any Federal or State court located in New York County in the City of New York. Each Shareholder and each Parent agrees that service of process in respect of them upon such agent, together with written notice of such service given to them in the manner provided in Section 4.05 hereof, shall be deemed to be effective service of process upon them in any such action, suit or proceeding. Each Shareholder and each Parent agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, each Shareholder and each Parent agrees to designate a new agent in New York County in the City of New York, on the terms and for the purposes of this
Section 4.08.

     (c) To the extent that any Parent or Shareholder has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, sovereign immunity or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity, to the fullest extent permitted by law, in respect of its obligations under this Agreement.

     4.09 Amendments.

     (a) Neither this Agreement nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by
(i) each Shareholder, (ii) each Parent, and (iii) the Administrative Agent, acting in accordance with Section 10.01 of the Master Participation Agreement.

     (b) No waiver by any TRA Party of any of its rights, powers and privileges under this Agreement shall be effective other than pursuant to a written instrument executed by the TRA Party waiving such right, power or privilege, except that a waiver of rights, powers and privileges by the Senior Facility Lenders can be executed by the

Administrative Agent acting in accordance with Section 10.01 of the Master Participation Agreement.

     4.10 Effectiveness. This Agreement shall come into full force and effect upon its execution and delivery by each of the parties named on the signature pages hereof.

     4.11 No Trial by Jury. Each TRA Party hereby waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     4.12 No Partnership. Nothing contained in this Agreement and no action by any of the TRA Parties is intended to constitute or shall be deemed to constitute among such TRA Parties a partnership, association, joint venture or other entity.

     4.13 Expenses. Each Parent and Shareholder shall be responsible for all documented out-of-pocket expenses of the Administrative Agent and the Senior Facility Lenders (including reasonable fees and expenses of legal counsel) incurred in connection with the enforcement against it of any provisions of this Agreement and the collection of any amounts due by or from it hereunder.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                        SMM CERRO VERDE NETHERLANDS B.V.


                                        By: /s/ Ichiro Abe
                                            ------------------------------------
                                        Name: Ichiro Abe
                                        Title: Managing Director


                                        COMPANIA DE MINAS BUENAVENTURA S.A.A.


                                        By: /s/ Roque Benavides
                                            ------------------------------------
                                        Name: Roque Benavides
                                        Title: President & CEO


                                        CYPRUS CLIMAX METALS COMPANY


                                        By: /s/ Stanton K. Rideout
                                            ------------------------------------
                                        Name: President & CEO
                                        Title: Vice President & Treasurer


                                        SUMITOMO METAL MINING CO., LTD.


                                        By: /s/ Ichiro Abe
                                            ------------------------------------
                                        Name: Ichiro Abe
                                        Title: Managing Executive Officer


                                        SUMITOMO CORPORATION


                                        By: /s/ Mitsuhiko Yamada
                                            ------------------------------------
                                        Name: Mitsuhiko Yamada
                                        Title: Corporate Officer


                                        PHELPS DODGE CORPORATION


                                        By: /s/ Stanton K. Rideout
                                            ------------------------------------
                                        Name: Stanton K. Rideout
                                        Title: President & CEO

                                        JAPAN BANK FOR INTERNATIONAL COOPERATION


                                        By: /s/ Akira Ogawa
                                            ------------------------------------
                                        Name: Akira Ogawa
                                        Title: Director General - Energy and
                                        Natural Resource Finance Department


                                        SUMITOMO MITSUI BANKING CORPORATION


                                        By: /s/ Takashi Shimahara
                                            ------------------------------------
                                        Name: Takashi Shimahara
                                        Title: Joint General Manager  --
                                        Structured Finance Department


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By: /s/ Hiroaki Makino
                                            ------------------------------------
                                        Name: Hiroaki Makino
                                        Title: Senior Manager - Structured
                                        Finance Division

                                        KfW


                                        By: /s/ Wolfgang Behler
                                            ------------------------------------
                                        Name: Wolfgang Behler
                                        Title: First Vice President


                                        By: /s/ Stephen Pueschel
                                            ------------------------------------
                                        Name: Stephen Pueschel
                                        Title: Senior Project Manager


                                        CALYON NEW YORK BRANCH


                                        By: /s/ Georges Romano
                                            ------------------------------------
                                        Name: Georges Romano
                                        Title: Managing Director


                                        By: /s/ Samuel Sherman
                                            ------------------------------------
                                        Name: Samuel Sherman
                                        Title: Director

                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By: /s/ Gregor Hamilton
                                            ------------------------------------
                                        Name: Gregor Hamilton
                                        Title: Associate Director


                                        MIZUHO CORPORATE BANK, LTD.


                                        By: /s/ Masatoshi Abe
                                            ------------------------------------
                                        Name: Masatoshi Abe
                                        Title: Senior Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ Michael K. Eddy
                                            ------------------------------------
                                        Name: Michael K. Eddy
                                        Title: Director-Mining


                                        By: /s/ Alexander Mihailovich
                                            ------------------------------------
                                        Name: Alexander Mihailovich
                                        Title: Associate


                                        CALYON NEW YORK BRANCH
                                        As Administrative Agent


                                        By: /s/ Samuel Sherman
                                            ------------------------------------
                                        Name: Samuel Sherman
                                        Title: Director


                                        By: /s/ Ted Vandermel
                                            ------------------------------------
                                        Name: Ted Vandermel
                                        Title: Director